NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV Exhibit 99.1 34 Annual Gabelli & Co. Automotive Aftermarket Symposium November 1, 2010 th

NYSE: NAV
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2009, which was filed on
December 21, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NYSE: NAV
Company Overview
Truck Group
North American market share leader
with regional and long-haul class 8
trucks, recreational vehicles, class 6-7
trucks, buses, military vehicles and
severe service trucks
Products, parts and services sold
through an extensive dealer network in
North America, Brazil and more than
90 other countries globally
Engine Group
Engine manufacturer of mid-range and
heavy-duty diesel engines
Products sold directly to major global OEMs
Manufacturing locations in U.S. and Brazil
Industries and applications include:
agriculture, industrial, buses, commercial on-
highway trucks, consumer vehicles, military,
marine vessels and commercial off-highway
vehicles
Parts Group
Distribution business that provides high-margin and
non-cyclical earnings
Strong growth in revenue and earnings
Most extensive distribution channel in truck and mid-
range diesel
Navistar Financial
Provide wholesale, retail and account financing
Manage / facilitate alliance finance partners providing
wholesale, retail and account financing
Consolidated 2009 Revenues
Truck Engine Parts Financial Services
Founded over 100 years ago, Navistar’s 2009 revenues were $11.6 billion, $8.8 billion July 2010 YTD

NYSE: NAV
• Postretirement
• Capital structure
• Labor legacy
Navistar Strategy to Create
Shareholder Value
Navistar Environment
Navistar Environment
Current 2010
Forecast
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08 FY09 FY 10
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 22,600 20,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 39,800 46,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 119,400 126,500
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 181,800 192,500
Actual
United States and Canadian Class 6-8 Truck Industry -  Retail Sales Volume
Historical Information
Industry Environment
Industry Environment
100,000
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fcst
U.S. and Canada Class 6-8 Retail
Industry

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

Earnings per Share

- Goal of:
  - ✓$20 billion in revenue
  - ✓$1.8 billion in segment profit at average of cycle
  - ✓Profitable at all points in the cycle
- **Focus is on reducing impact of cyclicality**
  - Non-traditional/expansion markets
  - Grow parts
- **Improve cost structure while developing synergistic niche businesses with richer margins**
- **Improve conversion rate of operating income into net income**
- **Leveraging our Assets**
- **Controlling our Destiny**

NAVISTAR®

NYSE: NAV
Strategy
Notes:
*      2008 excludes Impairment
**    2009 excludes Ford and 1-time items
***  Assumes attainment of mature global growth by end of calendar year 2013
$(10.00)
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
2010
Guidance
Midpoint
Original $1.6B  Segment
Profit Goal @ 415kunits
$1.8B  Segment Profit
Goal @ 350kunits***
2008
Actual*
2009
Actual**
Note:  This is not meant for updated guidance, it is for illustrative purposes only.  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

Great Products
Competitive Cost Structure
Profitable Growth
Leveraging Assets
Controlling Destiny

Strategic Framework Remains Intact DIFFERENTIATION & LEADERSHIP 7 NYSE: NAV

NYSE: NAV
Medium
Truck
Great Products –
Market Share
52% Market Share
3Q10
Severe
Service
Truck
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
Sep YTD10
58%
FY07 36%
FY08 36%
FY09 35%
Sep YTD10
37%
FY07 25%
FY08 27%
FY09 34%
Sep YTD10
34%
FY07 15%
FY08 19%
FY09 25%
Sep YTD10
25%
Class 8
School
Bus
(U.S. & Canada)
Note:  Market share based on brand and Severe Service Truck market share excludes military and stripped chassis
36% Market Share
3Q10
35% Market Share
3Q10
30% Market Share
3Q10
31% Market Share
3Q10
School Bus & Combined Class 6-8 Market Share –
Sep YTD08: 27%; Sep YTD09: 35%  Sep YTD10: 33%

PROStar+

Vesta

OK IS NO LONGER OK
Mahindra
NAVISTAR

NAVISTAR

NYSE: NAV
Game Changers
Fully vertically integrated “Motorhome of the
Future”
4.5% Fuel Economy Improvement
Disruptive Thinking – Reshaping the Standards
Fuel Fuel economy economy improvement improvement vs. vs. 2009 2009 ProStar ProStar
Most aerodynamic, ergonomic and fuel efficient Most aerodynamic, ergonomic and fuel efficient
® ®

NYSE: NAV

MaxxForce
MaxxForce
DT
DT
MaxxForce
MaxxForce
9

MaxxForce
MaxxForce
10

MaxxForce
MaxxForce
11

MaxxForce
MaxxForce
13
13
Engine Differentiation - Integration
MaxxForce
MaxxForce
15
15
Acteon
Acteon
3.0L
3.0L
Sprint 4.1L
Sprint 4.1L
MaxxForce
MaxxForce
7
7
Regional Haul 2008
Line Haul 2010
4 Quarter 2010
th

Configurations
Big Bore
11L-15L
2009 Transition
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
2010
MaxxForce®
11L/13L
330 hp-475 hp @ 1900 rpm
1250-1700 hp lb.–ft. @ 1000 rpm

NAVISTAR

11 NYSE: NAV 2010 U.S. and Canada Heavy Strategy 2010 and 2011 Strategy •Convert •Convert customers to the 13L •Drive customer – pre/post buy

Media contact: Steve Schrier, 630-753-2264
Investor contact: Heather Kos, 630-753-2406
Web site: www.navistar.com

NAVISTAR DELIVERS MORE THAN 7,000 NEW 2010 VEHICLES

WARRENVILLE, Ill. – (October 5, 2010) – Navistar International Corporation (NYSE: NAV) announced today that the launch of its 2010 EPA-compliant trucks and buses is on track and progressing well.

"Full production of our EPA2010 products has been underway since June and we've shipped more than 7,000 of these units in total, and more than 4,700 in the past month," said Jack Allen, president of Navistar's North American truck group. "We're now well into delivery mode and as stated previously, we are on track to deliver more than 17,000 total vehicles to U.S. and Canadian customers by the end of the quarter."

In addition, the company announced a significant number of customer orders, with more than 23,000 total 2010 vehicle orders (not including long-term, multi-year contracts). Across all of its engine platforms, the company is currently building more than 380 engines per day—85 of those are MaxxForce® 13 engines.

"Consistent with our 'buy-early, buy-late' strategy and confirmed by a number of pending deals in the works, we expect a significant increase in orders from October through December as fleets continue moving to 13-liter power and our MaxxForce Advanced EGR engine continues to resonate with customers," Allen added.

"Build-and-Hold" Quality Initiatives

Throughout the 2010 launch, Navistar has implemented a number of quality initiatives influenced by the automotive industry, ensuring that customers receive durable, dependable trucks built to the highest quality standards.

Product Differentiation – Leadership
ONE
Navistar News
July 19, 2010
Independent Tests Prove International ProStar+ with MaxxForce 13 Advanced EGR Beats Competition Results Show Nearly 1% to 2.5% advantage in Fluid Economy

MAN Latin America
Supplier Award
MAN
NAVISTAR

PROStar+ Leadership Continues
Up to 4.5% Fuel Economy Improvement vs. 2009 ProStar®
NAVISTAR

NAVISTAR

Product Leadership • Approximately 28,000 2010 orders • Shipments on track 12 NYSE: NAV

DEF PUMP
DEF TANK
(DEF) Diesel Exhaust Fluid
DIESEL
PARTICULATE FILTER
SCR CATALYST
N_2 + H_2O in to air
FUEL DOSER
DEF DOSER
2010 compliant EPA emissions
ENGINE with EGR
PARTICULATE REDUCTION
(Same as 2007 system)
NOx REDUCTION
(New for 2010)
(EGR=exhaust gas recirculation)
Fuel Line

NAVISTAR

Navistar Differentiation – LEADING
Ease for Customer
• Easy for operators
• Easy to understand
• Easy to maintain
• Dealer and customer friendly
Navistar’s enhanced EGR 2010 solution
The competitor’s 2010 urea-based solution
Nothing new
– just turn the
key
Class 4/5

NYSE: NAV

Fuel Economy/
Efficiency Improvement
1980: 4-4.5 MPG
2010: 6.5–7.0 MPG
NAVISTAR

NYSE: NAV
Conventional
Conventional with improved aero devices
On-off fans
Visco-electric fans
Smaller, higher performance engines
Fixed fans
Turbo-charging
Evolutionary Path of Operational
Efficiency
1980’s 2010 2014 2017
Today
9670
ProStar
ProStar with
Enhancements
SuperTruck
Biased ply with tubes                                      Tubeless radials
Gear fast/run slow, cruise control, automated manuals, etc.
Engines
Controls
Aerodynamics
Cooling
1990’s
9900i
Tires
Electronic Controls Charged-air-Cooling
Viscous fans
Cab-Over-Engine

NYSE: NAV
Military Differentiation –
Commercial Expertise
SUSTAINMENT
• 1,100 locations worldwide
• 80 plus locations in 70
countries
MANUFACTURING
• Extremely flexible assembly
facilities  to meet urgent
requirements
ENGINEERING
• 3,000 Engineers
• Designed for assembly
• Rapid response
• Global resources/capabilities
– Suppliers integrated into
design
ENABLERS FOR OUR SUCCESS
ENABLERS FOR OUR SUCCESS

NYSE: NAV
School Bus Class 6 and 7
Combined
Class 8 Engines Class 4 and 5
Existing Platforms + Survivability Solutions = Success
Existing Platforms + Survivability Solutions = Success
Navistar Defense
Leveraging Platforms

NYSE: NAV
COTS
MilCOTS True Tactical Vehicles
Field Service Reps
Integrated Logistics
Services
Parts Support Reset,
Refurbish, Repower
Independent
Suspension
Emergency
Egress Windows
MXT Limited Slip
Differential
Upgrade
Navistar Defense Business Model
“Leveraging what we have and what others have built.”
Leveraging what we have and what others have built.”

NYSE: NAV
Canada DND TACOM
Navistar Defense Overview
Diversification and Global Expansion
U.K. MoD
DoD Program Cost
Distribution
Program Spend
Program Years
System Acquisition Support and Sustainment
28%
72%
28%
72%
Life Cycle Cost
JPO
U.S. and Allies

Defense Spending in 2009 (in Billion USD)
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
United States
China
United Kingdom
France
Japan
Saudi Arabia
Germany
India
Italy
Russia
Korea, South
Brazil
Canada
Australia
Spain
Turkey
Colombia
Israel
Netherlands
Poland

NAVISTAR

NYSE: NAV
Next In
Rank
International Market
GLOBAL DEFENSE BUDGETS
Iran
Colombia
Israel
Netherlands
Poland
Taiwan
Greece
Singapore
United Arab
Emirates
Sweden
Norway
Pakistan
Egypt
Algeria
Belgium
Thailand
Switzerland
Oman
Chile
Denmark
50 Countries (Including US) Define 87% of the Global Defense Marketplace;
13 of top 15 Accessible to US Defense Companies
Copyright ©
Jane’s
Information Group Inc., 2010. All rights reserved.
1. China
2. United Kingdom
3. France
4. Japan
5. Saudi Arabia
6. Germany
7. India
8. Italy
9. Russia
10. S. Korea
11. Brazil
12. Canada
13. Australia
14. Spain
15. Turkey
Domestic US Markets
Accessible International Markets
Excluded International Markets
Top 15
Countries

2011 Goal

Capability Insertion
Parts
Services
Direct Foreign Vehicles
U.S. and FMS Vehicles

$1.5 to $2.0 Billion Revenue

NAVISTAR

NYSE: NAV
Navistar Defense
Sustainable Revenue
2008 2009 2010 2011
> $2B > $2B > $2B $1.5-$2.0B
• U.S. and FMS $1.2B Continue at lower rate (-)
• Foreign Direct $0.3B U.K./Canada/26 countries (+/-)
• Parts & Services $0.5B Continue w/more vehicles (+/-)
• Capability Insertion $0.1B Increasing (+)
• Total $2.1B
Opportunity
•Tactical vehicles – urgent need & new
variants
•Capability insertion – rolling chassis &
upgrades
•Programs / products
—
HMMWV Recap
—
FHTV
—
JLTV
—
Tatra
•Program of record label
2011 Recurring Business
• U.S. and FMS $0.4 - $0.5B
• Foreign Direct $0.2B
• Parts & Services* $0.5B
• Capability Insertion $0.2 - $0.3B
Total $1.3 - $1.5B
*The Services portion of this business is recorded in the Truck segment revenues

CAP
MPP
SAP
TBP
CBP
HEP
GAP
EAP
Washington D. C.
ATLANTIC
OCEAN
Havana
Nassau
Mexico City
Belmopan
Guatemala
Tegucigalpa
San Salvador

NAVISTAR

NYSE: NAV
• Moving from focused facilities to
flexible manufacturing to maximize
logistics cost
• School bus:  All assembly in Tulsa
• Huntsville – ability to produce
V8/I6/DT engines on same line
What’s next?
Engineering consolidation
Competitive Cost Structure

NYSE: NAV
Global Truck Market Demand &
Near Term Opportunities
North America
(U.S. and Canada)
2008: 389K
2015:  485K
China
2008: 754K
2015: 1.2M
India
2008: 229K
2015: 361K
Western Europe
2008: 341K
2015: 366K
Mercosur
2008: 138K
2015: 158K
Latin America (Other)
2008: 39K
2015: 40K
Mexico
2008: 36K
2015: 34K
Russia
2008: 136K
2015: 193K
Australia
2008: 25K
2015: 29K
South Africa
2008: 22K
2015: 24K
Middle East
2008: 87K
2015: 105K
Turkey
2008: 21K
2015: 41K
Significant Future Growth Opportunities, High GDP Growth
Sustaining Markets, Modest Growth Areas, Lower GDP Growth

[NC]²

A NAVISTAR COMPANY

NEOBUS

JAC

Mahindra INTERNATIONAL

NAVISTAR

23 NYSE: NAV Access to Global Markets NC 2 & IC Bus Growth China & India Joint Ventures JAC JV pending government approval Neobus is currently in concept stage

NYSE: NAV 24 Global Truck Operations 2010 Profitable Exports and Investing 2011 Expanded Exports and Continuing Investment 2012 Growth and Profitability 2015 Global Vision

NAVISTAR®

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR®

NYSE: NAV Parts Segment

Other, 6%
Engine Distributors, 6%
Independent Garages, 13%
Auto Parts, 6%
Truck Dealer, 41%
HDD/Specialist, 28%

15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
2008 vs. 07
2009 vs. 08
2010 vs. 09

NAVISTAR

NYSE: NAV
Parts Business –
Gaining Market Share
Approx. $14B U.S. Retail Market
2010 2011 2012 2013+
Year over year
3% commercial
margin
percentage
increase
Realize benefits of Truck and Engine
Strategy
Parts Segment:  Double digit top
line growth with excellent return
on assets
Market Size: Navistar vs. Overall Parts Market
YOY Change %
Total Industry
-4.3% -13.9% 2.5%
Navistar U.S.
Net Sales
2.2% -11.2% 14.4%

NYSE: NAV
Parts Business
Grow with Truck and Engine
• MaxxForce
®
11L/13L/15L
($400-500M
revenue at maturity)
• OEM engine growth
(150,000-200,000 units
by end of 2013)
• Global truck
(100,000 units by end of 2013)
• Market share growth in core business

WORKSTAR
DURASTAR
9900
SCHOOL BUS
TRANSTAR
9200 / 9400

MAXXFORCE 7
MAXXFORCE DT 9 10
POWER STROKE DIESEL

NAVISTAR
FedEx
JAC
MOTORS
NEOBUS

MAXXFORCE 7
MAXXFORCE DT 9 10
MAXXFORCE 11 13
MAXXFORCE 15

purePOWER
TECHNOLOGIES
A NAVISTAR COMPANY

NAVISTAR

28 NYSE: NAV 2007 Product Offerings 2011 Product Offerings Well Positioned for Future NGV Platform Purchased Engines NGV Platform 4.8L 7.2L 9.3L Global Powertrain

NYSE: NAV
Navistar Well Positioned for
Industry Recovery
Note: This is not meant for updated guidance, it is for illustrative purposes only. This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
FY2009
Actual
3Q2010
R&D $433M $338M
$(10.00)
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
2010
Guidance
Midpoint
Original $1.6B  Segment
Profit Goal@ 415k units
$1.8B  Segment Profit
Goal @ 350k units***
2008
Actual*
2009
Actual**
Notes:
*      2008 excludes Impairment
**    2009 excludes Ford and 1-time items
***  Assumes attainment of mature global growth by end of calendar year 2013

NYSE: NAV
Frequently Asked Questions
Q1: What should we assume for capital expenditures in 2010?
A: For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be at our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3: How many Dealcor dealers did you have as of July 31, 2010?
A: Of our 278 primary NAFTA dealers, we have ownership interest in 11 DealCor dealers as of
September 30, 2010. We expect to further reduce our number of Dealcor dealers before calendar year end.
Q4: When is the next refinancing due at NFC?
A: Our TRAC facility, which funds fleets and national accounts, matures in January of 2011.
Q5: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.

NYSE: NAV
Frequently Asked Questions
Q6: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio in traditional private or public securitizations, and through our bank facility.
Q7: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q8: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q9: How is your NFC portfolio performing?
A: NFC portfolio performance is improving, which has resulted in a lower provision for losses. Repossessions, past due accounts and losses peaked in 2008 and have continued to show improvement, with considerable improvement lately.
Q10: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $750 million as of July 31, 2010.
Q11: What is the status of the retail financing alliance with GE Capital in the United States?
A: Navistar Capital – the alliance we formed with GE Capital to support the sale of Navistar products – is off to a great start and progressing consistent with expectations.

NYSE: NAV
Frequently Asked Questions
Q12: Why have NFC’s wholesale receivables and debt moved onto the balance sheet?
A: NFC amended its wholesale securitization trust to allow NFC some control over receivables transferred to the trust, which is a variable interest entity of which NFC is the primary beneficiary.
Under current accounting rules, the amendment requires NFC to consolidate the assets and liabilities of the wholesale securitization trust onto the balance sheet.
Q13:
What is the current Joint Light Tactical Vehicle (JLTV) program status?
A:
As part of the Technology Development (TD) phase, Navistar and BAE delivered right-hand drive prototypes to Australia on June 21 following delivery of prototypes to the U.S. in May.
A:
At this time, we stand ready to support any needs from the military should they choose to retrofit the remainder of the MaxxPro fleet with DXM™ independent suspension.  Navistar has produced 1,130
MaxxPro Dash units with DXM independent suspension and will retrofit another 1,222 Dash units in theater with the capability.
Q15:
What are your margins for military vehicles?
A:
We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.
Q16: What funding is available in the DoD FY 2011 budget for the MRAP program?
A: Funding has not yet been approved, but a proposed budget includes $3.4B for the MRAP program. In the past, the MRAP program has been financed with supplemental war funding.
Q14: What is the status of any MaxxPro® Dash rolling chassis orders?

NYSE: NAV
Frequently Asked Questions
Q17: What will Navistar do to meet the 0.2 NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009.
Q18: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they cleaned up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they chose not to introduce advanced technologies earlier.
Q19: Why do parts margins fluctuate year to year?
A: In 2009 and 2008 the Parts business benefitted from substantial fielding orders to support the MRAP launch in the field with higher margins than the commercial business. In 2009 the Military business was 38% percent of the total Parts Revenue. We expect 2010 to be down to 17% of the total with margins closer to commercial as more of the military business was in lower margin sustainment orders. Our commercial business is performing well with 14% top line sales growth and improving
ROS % from cost reductions and leveraging SG&A.

NYSE: NAV
Frequently Asked Questions
Q20: How much net operating losses remain, and why is there still a valuation allowance against deferred tax assets?
A: The Company has approximately $288 million of U.S. federal net operating losses available as of
October 31, 2009 to offset future taxable income.  Applying a federal tax rate of 35%, these losses have an undiscounted cash value of $101 million.  In addition, the value of our state and foreign NOLs are $82 million and $102 million, respectively, for a total value of tax-effected, undiscounted cash of
$285 million.  (The difference from the reported balance is attributed to stock option accounting.)
A substantial portion of these NOL assets are subject to a valuation allowance.  In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance of $1.7 billion, for a total balance of deferred tax assets subject to a valuation allowance of $2 billion.  Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company would release its valuation allowances.
Based on evidence to date, we believe it is reasonably possible that the Company may release all or a portion of its U.S. valuation allowance in the next twelve months.  When the full valuation allowance is released, $72 million would favorably impact shareowner’s equity and the balance would favorably impact net income.

NYSE: NAV
Frequently Asked Questions
Q21: How has recent tax legislation affected Navistar?
A: The Worker, Homeownership, and Business Assistance Act of 2009 provides an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax payments made in the prior five fiscal years.  The Company intends to take advantage of this opportunity to the fullest extent allowable by law.
Other recent international legislation would not have a material impact on our financial statements in the near term, due to the fact that we currently have a full valuation allowance against our U.S.
deferred tax assets and are still utilizing U.S. net operating losses.   We continually monitor legislative
changes to address adverse tax implications that may occur in the future.
Q22: What makes up our consolidated tax expense?
A: Our pre-tax operating profits reflect our worldwide operations; similarly our consolidated tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have full valuation allowances against the deferred tax assets of our U.S. and Canadian operations.
Consequently, our tax expense in those jurisdictions is generally limited to current state or local taxes and the impact of alternative minimum taxes.  Our Brazilian and Mexican operations are profitable and as a result we accrue taxes in those jurisdictions.  This combination of factors causes our overall consolidated effective tax rate to be fairly low.

NYSE: NAV
Frequently Asked Questions
Q23: Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion.  How will those assets be used to offset future taxable income?
A:
Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes.  The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to reduce taxable income in the future.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future.  As these payments are made, the Company will realize tax deductions to the extent of its future taxable income.
Q24:  What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:
The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt.  In October 2009, we issued $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million).  In FY 2010, this variance will be much larger due to the timing of interest payments on the high yield notes.  Interest payment dates are in May and November starting in May 2010.  Therefore, we will only have one cash payment this fiscal year even though expense will show the full year amount.  As a result of this and other non-cash interest expense, FY 2010 may show a variance of approximately $66 million between cash and GAAP interest.

NYSE: NAV
Frequently Asked Questions
Q25: What are the $225 million of Recovery Zone Facility Revenue Bonds (RZB) Series 2010 due
October 15, 2040 being used for?
A: We are using the proceeds to invest in our product development strategy. Great products are a key pillar of our three pronged strategy. Streamlining and improving our product development processes will continue to provide competitive advantages for us in the marketplace.  The funding from RZFB will allow us to consolidate many facilities into a new facility and make necessary renovations to that facility.  Additionally we will invest in an existing facility, which includes investments in equipment and technology that will help us create and improve our product development process and thus shareholder value.
Q26: Why did you use RZB financing?
A: The recovery zone facility bonds are a cost effective, long-term form of capital that is complementary to our capital structure.  The bonds have a 30 year maturity and a fixed rate coupon of 6.50% per annum.  They are callable at par any time after 10 years (October 15, 2020).
Issuing bonds in the tax-exempt market gave us exposure to a new source of investors that we wouldn’t otherwise have access to if not for the Recovery Zone Facility Bond program.

NYSE: NAV
Frequently Asked Questions
Q27: What are the benefits of an integrated product development organization?
A: Great Products is one of the three pillars of our strategy. Product development is therefore a foundation of our strategy. We believe that by consolidating our Truck and Engine product development organizations we will leverage the capabilities of both organizations and obtain benefits and cost savings that would not be possible by maintaining separate Truck and Engine development groups. We believe those benefits/savings will come in several areas including:
Engineering – improved Truck and Engine engineering collaboration will produce better product designs resulting in enhanced materials savings and faster time to market
Quality – centralizing the quality function with a singular focus will improve end-to-end accountability and result in lower warranty costs
Customer Service – consolidating disparate customer service functions and field and technical services will improve the customer experience and reduce repair time
Purchasing – Consolidating the Truck, Engine and Parts procurement will improve collaboration and reduce transactional activity
Beyond the benefits of an integrated product development organization, we believe the HQ consolidation will also result in benefits and cost savings in:
Human Resources – consolidating HR activity around core service offerings such as compensation &
benefits, talent management and strategic services will build global and M&A competencies to support future growth
Finance – centralizing core functions and shifting transactional activities to shared or outsourced services will improve finance efficiencies

Three Months Ended July 31, 2010

($ millions)

Net income (loss) attributable to NIC	**$137**
Add back income taxes	$19
Income before income taxes	**$156**
Less equity income from financial service operations	($33)
Income before income taxes and equity income from financial service operations	**$123**
Add back manufacturing interest expense	$40
Manufacturing EBIT	**$163**
Add back manufacturing depreciation and amortization[1]	$72
Adjusted manufacturing EBITDA	**$235**

[1]Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization

NAVISTAR

39 NYSE: NAV SEC Regulation G

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
Future
2009
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit* $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
2009 2008
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 181,800 244,100
($billions)
Sales and revenues, net 11.6 $          14.7 $
($millions)
Manufacturing segment profit
(excluding items listed below) 707 $           - $           707 $           1,088 $        - $           1,088 $
Ford settlement net of related charges 160 160 (37) (37)
Impairment of property, plant and equipment (31) (31) (358) (358)
Manufacturing segment profit 707 129 836 1,088 (395) 693
Below the line items
(excluding items listed below) (468) (468) (502) (502)
Write-off of debt issuance cost (11) (11) -
Below the line items (468) (11) (479) (502) - (502)
Income (loss) excluding income tax 239 118 357 586 (395) 191
Income tax benefit (expense) (34) (3) (37) (58) 1 (57)
Net Income (loss) 205 $           115 $           320 $           528 $           (394) $         134 $
Diluted earnings (loss) per share ($'s) 2.86 $          1.60 $          4.46 $          7.21 $          (5.39) $        1.82 $
Weighted average shares outstanding: diluted (millions)
71.8 71.8 73.2 73.2
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.
Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

NYSE: NAV
SEC Regulation G –
Quarterly Comparison
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
2010 Q3 2009 Q3 2010 Nine Months 2009 Nine Months
As Reported As Reported As Reported As Reported
Sales and revenues, net 3.2 $                    2.5 $                    8.8 $                    8.3 $
($ millions)
Manufacturing segment profit 278 110 595 604
Below the line items (122) (92) (394) (338)
Income (loss) excluding income tax 156 18 201 266
Income tax benefit (expense) (19) (30) (17) (32)
Net Income (loss) attributable to navistar International Corporation 137 $                   (12) $                   184 $                   234 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 1.83 $                  (0.16) $                2.51 $                  3.27 $
Weighted average shares outstanding: diluted (millions)
74.3 70.8 73.1 71.7
Note: In the third quarter 2010, related to the ratification of a new collective bargaining agreement at ICC, we incurred $10 million of restructuring benefits offset by $6 million of charges in costs of products sold for supplemental unemployment and healthcare benefits.